Investor Presentation November 2016

1 Safe Harbor Statement This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) can be identified by the use of forward-looking terminology including “guidance,” “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “plan,” “intend,” “projects,” or other similar words. All statements, other than statements of historical fact included in this presentation, regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, customer acquisition costs, ability to pay cash dividends, cash flow generation and liquidity, availability of terms of capital, competition, government regulation and general economic conditions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. The forward-looking statements in this presentation are subject to risks and uncertainties. Important factors that could cause actual results to materially differ from those projected in the forward-looking statements include, but are not limited to: • changes in commodity prices, • extreme and unpredictable weather conditions, • the sufficiency of risk management and hedging policies, • customer concentration, • federal, state and local regulation, • key license retention, • increased regulatory scrutiny and compliance costs, • our ability to borrow funds and access credit markets, • restrictions in our debt agreements and collateral requirements, • credit risk with respect to suppliers and customers, • level of indebtedness, • changes in costs to acquire customers, • actual customer attrition rates, • actual bad debt expense in non-POR markets, • accuracy of internal billing systems, • ability to successfully navigate entry into new markets, • whether our majority stockholder or its affiliates offer us acquisition opportunities on terms that are commercially acceptable to us, • ability to successfully and efficiently integrate acquisitions into our operations • changes in the assumptions we used to estimate our 2016 Adjusted EBITDA, including weather and customer acquisition costs, • competition, and • other factors discussed in “Risk Factors” in our Form 10-K for the year ended December 31, 2015, our Quarterly Reports on Form 10-Q for 2016 and in our other public filings and press releases. You should review the risk factors and other factors noted throughout or incorporated by reference in this presentation that could cause our actual results to differ materially from those contained in any forward-looking statement. The Adjusted EBITDA guidance for 2016 is an estimate as of November 7, 2016. This estimate is based on assumptions believed to be reasonable as of that date. All forward-looking statements speak only as of the date of this presentation. Unless required by law, we disclaim any obligation to publicly update or revise these statements whether as a result of new information, future events or otherwise. It is not possible for us to predict all risks, nor can we assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In this presentation, we refer to EBITDA and Adjusted EBITDA, which are non-GAAP financials measures the Company believes are helpful in evaluating the performance of its business. Except as otherwise noted, reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of this presentation.

Spark Energy at a Glance Spark Energy, Inc. Independent Retail Energy Services Provider Headquartered: Houston, TX Founded: 1999 IPO: July 2014 Ticker / Exchange: SPKE / NASDAQ Global Select Market Market Capitalization: $421.4MM Debt $29.8MM Enterprise Value: $451.2MM Annual Dividend: $1.45 (paid quarterly) Implied Dividend Yield: 5.8% 17 Years of Dedicated Service to the Deregulated Energy Markets Market Data as of November 7, 2016 2

3 Spark Energy Highlights  2016 annual Adjusted EBITDA guidance of $80MM - $85MM  Seven acquisitions completed since IPO, creating significant shareholder value  Recently closed Provider acquisition and Major Energy drop-down from sponsor, adding approximately 340,000 RCEs, 24 new markets, and two new states  Aligned sponsor supports growth strategy while reducing risks  Sponsor owns 10,714,592 of Class A and Class B shares1, representing approximately 64% of the Company’s outstanding capital  Sponsor plans to continue purchasing, de-risking, and dropping companies down to Spark  Full supply desk and risk department work together to hedge portfolio and optimize margins  Quarterly dividends of $0.3625 ($1.45 annualized) since IPO in July 2014  Highly experienced senior management team  Total Shareholder Return of ~104% since January 2015 1Shares as of November 7, 2016

4 How Spark Energy Serves its Customers Delivering Electricity Delivering Natural Gas GENERATION SPARK ENERGY SPARK ENERGY DISTRIBUTION DISTRIBUTION PRODUCTION TRANSPORTATION TRANSMISSION Green and Renewable Products Stable and Predictable Energy Costs Potential Cost Savings Our Value Proposition to the Customer

5 Opportunities for Organic and M&A Growth Natural Gas Electricity 39MM Eligible Customers1,2 18% Penetration <1% Spark Share 63MM Eligible Customers2 32% Penetration <1% Spark Share Only 18% of eligible natural gas customers and 32% of eligible electricity customers have made a competitive supplier choice2  Highly fragmented competitive market of independent energy retailers  Majority with < 300,000 customers  Spark’s corporate structure and relationship with its Sponsor provides the ability to finance and transact quickly Potential for Accretive Transactions with Synergies M&A Opportunities Remain Strong Scale / Density  Geography  Products  Synergies  Growth Engine  Strategic M&A Criteria Source: DNV GL, EIA 1Residential customers only 2Eligible customers defined as customers in deregulated states

6 Customer Lifetime Value Strategy Actively Managed Customer Base Drives Profitability  Multi-channel sales  Diverse sales geography  Leverage analytics to determine market entry and product tailoring  Contracted revenue model with subscription-like flow Sophisticated Customer Acquisition Model  Attractive EBITDA margin and cash flow conversion  Targeted payback period is 12 months  Long-standing customer relationships Create Long-Tenure, High Value Customers  Analyze historical usage and attrition data to optimize customer profitability Customer retention team focused on product selection, renewal, and cross-sell opportunities Win-back strategy leverages customers across multiple brands  Provide high-quality service Increase Lifetime Value

7 Spark’s Geographical Diversity: 18 States and 90 Utility Territories Residential Customer Equivalents RCEs (In thousands) Electricity Percent Natural Gas Percent Total Percent East 441 80% 116 58% 557 74% Midwest 51 9% 52 26% 103 14% Southwest 61 11% 32 16% 93 12% Total 553 100% 200 100% 753 100% RCE counts are as of September 30, 2016 and do not include contribution from eREX Spark Marketing joint venture in Japan Electricity Natural Gas CA NV AZ TX CO IL IN OH MI FL PA NY MA CT NJ NH ME DC MD

8 Proven Track Record of Acquisitions and Integration Recent Transactions ~65,000 RCEs 13 New Markets July 2015 ~40,000 RCEs 7 New Markets July 2015 ~14,000 Customers Connecticut December 2014 ~26,000 Customers Northern California March 2015 ~121,000 RCEs 9 New Markets August 2016 ~220,000 RCEs 15 New Markets August 2016

9 Multiple Brands and Sales Channels Enhance Our Ability to Acquire Customers Organically • Multiple brands allow for brand positioning and winback strategies not previously available • Outsourced vendor relationships allow rapid scaling and low fixed costs while driving quality, efficiency and flexibility • Recently instituted organic commission structure ensures customer quality and lifetime value

73% 27% 10 Portfolio Diversification 64% 36% Fixed 74% Variable 26% Commercial Residential Both product and customer mix, combined with geographic diversification supports stable cash flow Commodity Product Customer Based on RCEs as of September 30, 2016 Electricity Gas

11 Conservative Capitalization Minimizes Risk Leverage Ratio1 Debt2 $29.8MM TTM Adjusted EBITDA $73.3MM Leverage Ratio 0.4x  $107.5 million syndicated credit facility  $82.5 million working capital line  $23.3 million drawn on $25.0 million acquisition tranche1  Low cost of capital 1As of September 30, 2016 2Includes acquisition line portion of senior credit facility & convertible subordinated notes to affiliates

12 Managing Commodity Price Risk  Proven hedging strategy that has been refined over Spark Energy’s 17 year history  Demonstrated ability to “weather the storm” through up-and-down commodity markets, extreme weather events, and down economies  Disciplined risk management supports aggressive growth plans  Virtually all fixed price exposure is hedged  Variable hedging policy based on individual market characteristics  Hedging policy monitored closely by CFO and CRO  Risk management policy approved by syndicate banks and Board of Directors  Approximately $240MM in available credit with wholesale suppliers1 1As of November 7, 2016 Seasoned, in-house supply team provides a strong competitive advantage relative to our peers while ensuring risk mitigation

13 Creating Shareholder Value -25% 25% 75% 125% 175% Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Spark Energy, Inc. NASDAQ Composite Russell 2000 As of November 7, 2016 104% Total Shareholder Return since January 2015 Total Shareholder Return assumes an investment of $100 on January 1, 2015 and also assumes the reinvestment of dividends

Key Investment Highlights Proven Track Record of Accretive Acquisitions and Integrations 7 Transactions in the last twenty-four months Consistent Organic Growth ~3% Organic customer growth last three years (CAGR) Conservative Capitalization and Risk Management 0.4x Leverage Ratio Committed to the Dividend and Total Shareholder Return $1.45 Annual Dividend Customer & Product Diversification Underpins our Dividend 18 States 90 Utilities 2 Commodities 8 Brands High Growth Sustainable Dividends 14 Aligned Sponsor Provides Access to Capital, Derisked M&A Opportunities, and Streamlined Customer Operations Services to Support Aggressive Growth

Investor Relations Contact Information Investor Relations Spark Energy, Inc. 12140 Wickchester Lane, Suite 100 Houston, TX 77079 http://ir.sparkenergy.com/ Contact: Andy Davis ir@sparkenergy.com 832-200-3727 15

Appendix

17 Spark by the Numbers $36.9 $82.5 $5.6 $20.3 $- $5.0 $10.0 $15.0 $20.0 $25.0 $- $25.0 $50.0 $75.0 $100.0 2015 2016E 3Q15 3Q16 Adjusted EBITDA ($MM) ($ in millions) 2015 20161 3Q15 3Q16 Revenue $358.2 - $91.3 $158.1 Retail Gross Margin $113.6 - $26.7 $45.2 Adjusted EBITDA $36.9 $82.5 $5.6 $20.3 Customer Acquisition Costs $19.9 - $5.8 $8.2 401 753 - 250 500 750 1,000 September 30, 2015 September 30, 2016 3Q15 3Q16 RCEs (000s)2 401 753 RCE Attrition 5.0% 3.8% Electricity Volume (MWh) 719,758 1,451,182 Natural Gas Volume (MMBtu) 1,672,120 1,775,174 Electricity Unit Margin ($/MWh) $26.29 $27.01 Natural Gas Unit Margin ($/MMBtu) $4.64 $3.40 Residential Customer Equivalents (000s) 1This data reflects the midpoint of the range given for the applicable period; 2As of the last day of the quarter 1 2016 Adjusted EBITDA Guidance of $80.0 – $85.0 Million

18 Proven Leadership Robert Lane • Vice President and Chief Financial Officer • Former CFO of Emerge Energy Services LP (NYSE:EMES) • Experienced in M&A, integration and capital markets throughout the energy sector • Certified Public Accountant and Chartered Financial Analyst Jason Garrett • Executive Vice President • Served in leadership roles, including M&A, for various deregulated energy companies including SouthStar Energy, Just Energy, and Continuum • Proven success and expertise in sales leadership, call center management, operational improvements and cost reduction initiatives Gil Melman • Vice President, General Counsel and Corporate Secretary • Former general counsel to Madagascar Oil Limited (LSE:MOIL) and lawyer at Vinson & Elkins LLP • Proficient in representing public and private companies, investment funds and investment banking firms on M&A and capital markets transactions Nathan Kroeker • CEO and President • Veteran leader in sales strategy, global energy supply, and M&A across the upstream, downstream, and midstream energy sectors • Extensive international experience; board member of ESM (a Japanese retail energy company); previously worked for Macquarie and Centrica Extensive M&A Experience Across the Team Ensures Value Creation Senior Management has over 35 Years of Retail Energy Experience

19 Board of Directors W. Keith Maxwell III • Chairman of the Board of Directors Mr. Maxwell serves as non-executive Chairman of the Board of Directors, and was appointed to this position in connection with the IPO. Mr. Maxwell also serves as Chief Executive Officer of NuDevco Partners, LLC and National Gas & Electric, LLC, each of which is affiliated with us. Prior to founding the predecessor of Spark Energy in 1999, Mr. Maxwell was a founding partner in Wickford Energy, an oil and natural gas services company, in 1994. Wickford Energy was sold to Black Hills Utilities in 1997. Prior to Wickford Energy, Mr. Maxwell was a partner in Polaris Pipeline, a natural gas producer services and midstream company sold to TECO Pipeline in 1994. In 2010, Mr. Maxwell was named Ernst & Young Entrepreneur of the Year in the Energy, Chemicals and Mining category. A native of Houston, Texas, Mr. Maxwell earned a Bachelor’s Degree in Economics from the University of Texas at Austin in 1987. Mr. Maxwell has several philanthropic interests, including the Special Olympics, Child Advocates, Salvation Army, Star of Hope and Helping a Hero. We believe that Mr. Maxwell’s extensive energy industry background, leadership experience developed while serving in several executive positions and strategic planning and oversight brings important experience and skill to our board of directors. Nathan Kroeker • Director, President and Chief Executive Officer Nathan Kroeker, appointed President of Spark Energy in April 2012, is responsible for overseeing the day-to-day operations and help shape the overall strategy of the company. Nathan is a 15-year industry veteran with diverse experience in public accounting, M&A, and both retail and wholesale energy. Nathan first joined the company in July 2010 as Executive Vice President and Chief Financial Officer of Spark Energy Ventures. Prior to Spark, Nathan held senior finance and leadership roles with Macquarie and Direct Energy. He began his career in public accounting, including both audit and M&A advisory functions. Nathan holds a Bachelor of Commerce (honors) degree from the University of Manitoba, and has both a CPA (Texas) as well as a CA (Canada). James G. Jones II • Independent Director Mr. Jones has served on Spark Energy’s Board of Directors since our initial public offering in July 2014. Mr. Jones is a partner at Padgett Stratemann & Co, a regional CPA with over 230 professionals. Mr. Jones is the leader of the Houston office which opened in May 2014. Prior to Padgett Stratemann & Co, Mr. Jones worked at Ernst & Young LLP from 1998 to March 2014, where he was a tax partner. Mr. Jones holds a Doctor of Jurisprudence from Louisiana State University and a Bachelor of Science in Accounting from the University of Louisiana at Monroe. Mr. Jones was selected as a director because of his extensive tax and financial background as well as his management expertise. Nick W. Evans, Jr. • Independent Director Mr. Evans began his career at the Georgia Railroad Bank and then joined Abitibi Southern Corporation. He began his television career in sales at WATU-TV and WRDW-TV in Augusta and then moved to WNEP-TV, Wilkes-Barre/Scranton, Pennsylvania. He returned to WAGT-TV in Augusta and eventually became president and general manager. From 1987 to 2000, he was President and CEO of Spartan Communications, Inc., headquartered in Spartanburg, South Carolina. He currently serves as chairman of ECP Benefits and ECP/Trinity, partner of Toast Wine & Beverage, and is involved in business development for Group CSE in Atlanta. Mr. Evans is a former board member of numerous civic, community, business and industry organizations. While a Rotarian he was selected as a Paul Harris Fellow. Currently, he holds board positions with Wells Fargo (Augusta Advisory Board), Forest Hills Golf Association, Azalea Capital (Advisory Board) and Coca-Cola Bottling Company United, Inc. Mr. Evans served as a director of Marlin Midstream GP, LLC, the general partner of Marlin Midstream Partners, LP, each of which is affiliated with us, from September 2013 through February 2015. Mr. Evans holds a B.B.A degree from Augusta College. Mr. Evans was selected to serve as a director because of his leadership and management expertise. Kenneth M. Hartwick • Independent Director Mr. Hartwick has served on Spark Energy’s Board of Directors since our initial public offering in July 2014. Mr. Hartwick served in various roles for Just Energy Group Inc., a retail natural gas and electricity provider, most recently serving as President and Chief Executive Officer from 2004 through 2014. Mr. Hartwick also served for Just Energy Group Inc. as President from 2006 to 2008, as Chief Financial Officer from 2004 to 2006 and as a director from 2008 to 2014. Mr. Hartwick also served as the Chief Financial Officer of Hydro One, Inc., an energy distribution company, from 2001 to 2004. Mr. Hartwick currently serves as a director of Atlantic Power Corporation, a power generation plant operator, a position he has held since 2004. Mr. Hartwick also serves as a director of MYR Group Inc., an electrical contractor specializing in transmission, distribution, and substation projects, a position he has held since 2015. Mr. Hartwick holds an Honours of Business Administration degree from Trent University. Mr. Hartwick was selected as a director because of his extensive knowledge of the retail natural gas and electricity business and his leadership and management expertise.

20 Up-C Structure Public Spark Energy, Inc. Sponsor Spark HoldCo Operating Subsidiaries Class A Common Stock 6,496,599 Shares1,2 • Publicly traded • 100% of economic interest in Spark Energy, Inc. Class B Common Stock 10,224,742 Shares1 • Not publicly traded • No economic rights 1Shares as of November 7, 2016 2Includes 489,850 shares held by our sponsor and his affiliate(s)

21 Spark in the Community Through our work with the Arbor Day Foundation, we are able to extend our environmental efforts far beyond green energy. We help Lemonade Day introduce youth to the concept of starting and operating their own lemonade stand businesses while teaching the real-world skills they need to achieve their dreams. 1.6 million people around the world lack proper access to electricity. Through our relationship with LuminAID, we are developing programs to distribute solar- powered inflatable lights to areas that need it the most. Child Advocates volunteers help to prevent neglected and abused children from getting lost in the system. For the past four years, Spark has assisted Child Advocates with their annual Childspree program to buy back-to-school clothes and supplies. Spark also does various fund raising projects throughout the year to support the organization. Helping a Hero provides specially adapted homes — and other much-needed services and resources — for severely-injured military combat veterans. We’re proud to play our part in helping America’s heroes transition back to normal lives in their communities by donating electricity to these warriors for the first year they own their new homes. Empower What Matters Most We partner with organizations that: • Raise the quality of life for children and military veterans • Make communities better places to live and work • Drive America’s economic future through entrepreneurship education • Provide an avenue for our employees to get involved in our community and to support our green values

Appendix: Reg. G Schedules

23 Reg. G ($ in thousands) 2015 3Q15 3Q16 Net income $25,975 $5,875 $6,801 Depreciation and amortization 25,378 7,557 8,295 Interest expense 2,280 800 1,270 Income tax expense 1,974 580 1,129 EBITDA 55,607 14,812 17,495 Less: Net, Gains (losses) on derivative instruments (18,497) 61 (609) Net, Cash settlements on derivative instruments 20,547 4,163 (8,869) Customer acquisition costs 19,869 5,825 8,242 Plus: Non-cash compensation expense 3,181 838 1,585 Adjusted EBITDA $36,869 $5,601 $20,316 Appendix Table A-1: Adjusted EBITDA Reconciliation The following table presents a reconciliation of Adjusted EBITDA to net income for each of the periods indicated.

24 Reg. G ($ in thousands) 2015 3Q15 3Q16 Net cash provided by operating activities $45,931 $(15,887) $(48,157) Amortization and write off of deferred financing costs (412) (194) (231) Allowance for doubtful accounts and bad debt expense (7,908) (1,903) (381) Interest expense 2,280 800 1,270 Income tax expense (benefit) 1,974 580 1,129 Changes in operating working capital Accounts receivable, prepaids, current assets (18,820) (3,677) 4,475 Inventory 4,544 2,103 1,672 Accounts payable and accrued liabilities 13,008 21,690 54,299 Other (3,728) 2,089 6,240 Adjusted EBITDA $36,869 $5,601 $20,316 Cash flows provided by operating activities $45,931 $(15,887) $(48,157) Cash flows used in investing activities (41,943) (22,057) 17,976 Cash flows used in financing activities (3,873) 40,284 34,242 Appendix Table A-2: Adjusted EBITDA Reconciliation The following table presents a reconciliation of Adjusted EBITDA to net cash provided by operating activities for each of the periods indicated.

25 Reg. G ($ in thousands) 2015 3Q15 3Q16 Operating income $29,905 $7,250 $8,960 Depreciation and amortization 25,378 7,557 8,295 General and administrative 61,682 15,493 18,009 Less: Net asset optimization revenue 1,494 (545) 108 Net, Gains (losses) on non-trading derivative instruments (18,423) 132 (1,183) Net, Cash settlements on non-trading derivative instruments 20,279 4,035 (8,889) Retail Gross Margin $113,615 $26,678 $45,228 Appendix Table A-3: Retail Gross Margin Reconciliation The following table presents a reconciliation of Retail Gross Margin to operating income for each of the periods indicated.

26 Reg. G Adjusted EBITDA We define “Adjusted EBITDA” as EBITDA less (i) customer acquisition costs incurred in the current period, (ii) net gain (loss) on derivative instruments, and (iii) net current period cash settlements on derivative instruments, plus (iv) non-cash compensation expense and (v) other non-cash operating items. EBITDA is defined as net income (loss) before provision for income taxes, interest expense and depreciation and amortization. We deduct all current period customer acquisition costs (representing spending for organic customer acquisitions) in the Adjusted EBITDA calculation because such costs reflect a cash outlay in the period in which they are incurred, even though we capitalize such costs and amortize them over two years in accordance with our accounting policies. The deduction of current period customer acquisition costs is consistent with how we manage our business, but the comparability of Adjusted EBITDA between periods may be affected by varying levels of customer acquisition costs. For example, our Adjusted EBITDA is lower in periods of organic customer growth reflecting larger organic customer acquisition spending. We do not deduct the cost of customer acquisitions through acquisitions of businesses or portfolios of customers in calculated Adjusted EBITDA. We deduct our net gains (losses) on derivative instruments, excluding current period cash settlements, from the Adjusted EBITDA calculation in order to remove the non-cash impact of net gains and losses on derivative instruments. We also deduct non-cash compensation expense as a result of restricted stock units that are issued under our long-term incentive plan. We believe that the presentation of Adjusted EBITDA provides information useful to investors in assessing our liquidity and financial condition and results of operations and that Adjusted EBITDA is also useful to investors as a financial indicator of a company’s ability to incur and service debt, pay dividends and fund capital expenditures. Adjusted EBITDA is a supplemental financial measure that management and external users of our condensed consolidated financial statements, such as industry analysts, investors, commercial banks and rating agencies, use to assess the following: • our operating performance as compared to other publicly traded companies in the retail energy industry, without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate earnings sufficient to support our proposed cash dividends; and • our ability to fund capital expenditures (including customer acquisition costs) and incur and service debt. Reconciliation of Spark’s estimate of Adjusted EBITDA for the year ended December 31, 2016 to the relevant GAAP line items is not being provided as Spark is not providing 2016 guidance for net income (loss), net cash provided by operating activities, or the reconciling items between these GAAP financial measures and Adjusted EBITDA, as it is not possible to forecast the future non-cash impacts of net gains and losses on derivative instruments and non-cash compensation expense attributable to grants of equity under our Long Term Incentive Plan. Accordingly, a reconciliation to net income (loss) or net cash provided by operating activities is not available without unreasonable effort. Retail Gross Margin We define retail gross margin as operating income plus (i) depreciation and amortization expenses and (ii) general and administrative expenses, less (i) net asset optimization revenues, (ii) net gains (losses) on non-trading derivative instruments, and (iii) net current period cash settlements on non-trading derivative instruments. Retail gross margin is included as a supplemental disclosure because it is a primary performance measure used by our management to determine the performance of our retail natural gas and electricity business by removing the impacts of our asset optimization activities and net non-cash income (loss) impact of our economic hedging activities. We believe retail gross margin provides information useful to investors as an indicator of our retail energy business’s operating performance. The GAAP measures most directly comparable to Adjusted EBITDA are net income and net cash provided by operating activities. The GAAP measure most directly comparable to Retail Gross Margin is operating income. Our non-GAAP financial measures of Adjusted EBITDA and Retail Gross Margin should not be considered as alternatives to net income, net cash provided by operating activities, or operating income. Adjusted EBITDA and Retail Gross Margin are not presentations made in accordance with GAAP and have important limitations as analytical tools. You should not consider Adjusted EBITDA or Retail Gross Margin in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA and Retail Gross Margin exclude some, but not all, items that affect net income and net cash provided by operating activities, and are defined differently by different companies in our industry, our definition of Adjusted EBITDA and Retail Gross Margin may not be comparable to similarly titled measures of other companies. Management compensates for the limitations of Adjusted EBITDA and Retail Gross Margin as analytical tools by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating these data points into management’s decision-making process.